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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report February 7, 2001                   Commission File No. 333-30795
(Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                                    52-1166660
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)


                         5900 Princess Garden Parkway,
                                   8th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

         On February 5, 2001, the Company issued the attached press release announcing that the Company has divested two stations in the Greenville, South Carolina market and two stations in the Richmond, Virginia market and acquired one station in the Dallas, Texas market.

         Exhibit 1 Press Release: Radio One, Inc. Completes the Acquisition of Radio Station in Dallas, Texas and the Divestiture of Non-Core Stations in Richmond, VA and Greenville, SC.
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          RADIO ONE, INC.



                         /s/ Scott R. Royster
                         -----------------------------------------------------
February 7, 2001         Scott R. Royster
                         Executive Vice President and Chief Financial Officer
                         (Principal Accounting Officer)